UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2022
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ALTERYX, INC.
(Exact Name of the Registrant as Specified in its Charter)
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Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17200 Laguna Canyon Road	Irvine,	California	92618
(Address of Principal Executive Offices)			(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment and Restatement of 2017 Equity Incentive Plan
As reported in Item 5.07 below, at the 2022 annual meeting of stockholders of Alteryx, Inc., a Delaware corporation (the “Company”), held on May 25, 2022 at the Company’s headquarters at 17200 Laguna Canyon Road, Irvine, California 92618 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 2017 Equity Incentive Plan (the “Restated 2017 Plan”) to (i) increase the aggregate number of shares of Class A common stock authorized for issuance under the plan by 6,100,000 shares, (ii) extend the term of the plan to April 7, 2032, (iii) increase the annual limits for non-employee director awards under the plan and (iv) make certain other changes. The Company’s Board of Directors previously approved the Restated 2017 Plan, subject to such stockholder approval.
A summary of the material terms of the Restated 2017 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2022 (the “Proxy Statement”). That summary and the above description of the Restated 2017 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated 2017 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 25, 2022, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. There were 49,093,683 shares of Class A common stock and 7,720,718 shares of Class B common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business.
The stockholders of the Company voted on the following proposals at the Annual Meeting:
1.To elect three Class II directors, each of whom is currently serving on the Company’s Board of Directors, each to serve a three-year term expiring at the 2025 annual meeting of stockholders and until his or her successor has been elected and qualified.
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
4.To approve an amendment and restatement of the Company’s 2017 Equity Incentive Plan.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Mark Anderson	111,595,182	9,483,687	5,221,994
CeCe Morken	119,976,227	1,102,642	5,221,994
Daniel J. Warmenhoven	120,191,196	887,673	5,221,994
Each of the three nominees for director was elected to serve until the 2025 annual meeting of stockholders and until his or her successor has been elected and qualified.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
126,212,009	50,993	37,861
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.Advisory Approval of the Compensation of the Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
85,655,992	31,982,927	3,439,950	5,221,994
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
4.Approval of the Restated 2017 Plan

For	Against	Abstentions	Broker Non-Votes
84,403,448	33,239,663	3,435,758	5,221,994
The stockholders approved the Restated 2017 Plan.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Alteryx, Inc. Amended and Restated 2017 Equity Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.
Date:	May 27, 2022	By:	/s/ Christopher M. Lal
		Name:	Christopher M. Lal
		Title:	Chief Legal Officer and Corporate Secretary